Exhibit 10.1

AFTER THE ENDORSEMENT OF THIS NOTE AS HEREIN PROVIDED, THIS NOTE MAY NOT BE ASSIGNED, PLEDGED, ENDORSED OR OTHERWISE TRANSFERRED EXCEPT TO A SUCCESSOR OF THE TRUSTEE UNDER THE TRUST INDENTURE REFERRED TO IN THE LOAN AGREEMENT REFERRED TO HEREIN.


                                PROMISSORY NOTE

$2,600,000.00                                                      May 15, 1997

         FOR VALUE RECEIVED, ALCORE, INC., a Delaware corporation (the "Borrower"), by this promissory note promises to pay to the order of the MARYLAND INDUSTRIAL DEVELOPMENT FINANCING AUTHORITY (the "Issuer") the principal sum of TWO MILLION SIX HUNDRED THOUSAND and No/100 Dollars ($2,600,000.00) which principal amount shall be due and payable in sixty consecutive quarterly installments on the first Business Day of each February, May, August and November, commencing the first Business Day of February, 1998, as more specifically set forth below:

Payment                  Principal       Payment               Principal        Payment              Principal
 Date                     Amount          Date                  Amount           Date                 Amount
-------                  ---------       -------               ---------        -------              ---------
February, 1998           $50,000         February, 2003        $55,000          February, 2008        $35,000

May, 1998                 50,000         May, 2003              55,000          May, 2008              35,000
August, 1998              50,000         August, 2003           55,000          August, 2008           35,000
November, 1998            50,000         November, 2003         55,000          November, 2008         35,000
February, 1999            50,000         February, 2004         55,000          February, 2009         35,000
May, 1999                 50,000         May, 2004              55,000          May, 2009              35,000
August, 1999              50,000         August, 2004           55,000          August, 2009           35,000
November, 1999            50,000         November, 2004         55,000          November, 2009         35,000
February, 2000            50,000         February, 2005         35,000          February, 2010         35,000
May, 2000                 50,000         May, 2005              35,000          May, 2010              35,000
August, 2000              50,000         August, 2005           35,000          August, 2010           35,000
November, 2000            50,000         November, 2005         35,000          November, 2010         35,000
February, 2001            55,000         February, 2006         35,000          February, 2011         35,000
May, 2001                 55,000         May, 2006              35,000          May, 2012              35,000
August, 2001              55,000         August, 2006           35,000          August, 2012           35,000
November, 2001            55,000         November, 2006         35,000          November, 2012         35,000
February, 2002            55,000         February, 2007         35,000          February, 2012         35,000
May, 2002                 55,000         May, 2007              35,000          May, 2012              35,000
August, 2002              55,000         August, 2007           35,000          August, 2012           35,000
November, 2002            55,000         November, 2007         35,000          November, 2012         35,000

         The Borrower further agrees to pay interest on the unpaid principal amount from the date of authentication and delivery of the Bonds (as defined in the Loan Agreement referred to below) until the principal amount and all interest thereon is paid in full which shall be paid on the first Business Day of each February, May, August and November (the "Interest Payment Dates"), at the rate of interest equal to the Variable Rate (as defined in the Indenture hereinafter mentioned) or the Fixed Rate (as defined in the Indenture).

         This Promissory Note is the "Note" referred to in the Loan Agreement dated as of May 1, 1997 (the "Loan Agreement"), between the Borrower and the Issuer and is entitled to the benefits thereof and subject to the conditions thereof. Terms not otherwise defined herein shall have the definitions set forth in the Loan Agreement.

         Under the Loan Agreement, the Issuer has loaned to the Borrower the proceeds received from the sale of the Issuer's $2,600,000 Maryland Industrial Development Financing Authority Economic Development Revenue Bonds (Alcore, Inc. Facility), 1997 Issue, dated as of May 1, 1997 (the "Bonds"). The Bonds have been issued, concurrently with the execution and delivery of this Note, pursuant to, and are secured by, the Trust Indenture among the Issuer, First Union National Bank of Virginia, as Trustee (the "Trustee") and Branch Banking and Trust Company, as Credit Facility Trustee (the "Credit Facility Trustee") dated as of May 1, 1997 (the "Indenture"). The Bonds bear interest at the Variable Rate prior to the Conversion Date (as defined in the Indenture) and at the Fixed Rate on or subsequent to the Conversion Date. Such interest is payable on the Interest Payment Dates. This Note shall bear interest at the Variable Rate and the Fixed Rate during the same periods as such rates are borne by the Bonds.

         Each payment of principal of and interest on this Note will be sufficient to enable the Issuer to pay when due the total amount of principal of (whether at maturity, upon acceleration or otherwise), premium, if any, and interest on the Bonds. To the extent that principal of, premium, if any, or interest on the Bonds shall be paid, there shall be credited against unpaid principal of or interest on this Note, as the case may be, an amount equal to the principal of or interest on the Bonds so paid. The principal of, premium, if any, and interest on this Note are payable in immediately available funds of any coin or currency of the United States of America which on the respective dates of payment thereof shall be legal tender for the payment of public and private debts.

         In addition, the Borrower agrees to pay when due in immediately available funds all other amounts at the time the Issuer may be required to pay the same pursuant to the Bonds or the Indenture.

         The obligation of the Borrower to make the payments required hereunder shall be absolute and unconditional without any defense, recoupment or right of set-off by reason of any default by the Issuer under the Loan Agreement or for any other reason.

         Upon the occurrence of an Event of Default specified in the Loan Agreement, the unpaid principal hereof and accrued interest and additional interest hereon may become forthwith due and payable as provided in the Loan Agreement, and in the event the Borrower shall fail to pay any amount required to be paid under this Note when due, the Borrower shall pay interest on such amount at a rate per annum equal to the Overdue Rate (as defined in the Loan Agreement) or the maximum rate permitted by law, whichever is lower.

         The Borrower may at its option, and may under certain circumstances be required to, prepay all or any part of the unpaid principal of this Note upon the terms provided in the Loan Agreement.

UPON THE OCCURRENCE OF AN EVENT OF DEFAULT, THE BORROWER AUTHORIZES THE CLERK OR ANY ATTORNEY DESIGNATED BY THE BANK, THE ISSUER OR ANY CLERK OF ANY COURT OF RECORD TO APPEAR FOR IT IN ANY COURT OF RECORD AND CONFESS JUDGMENT AGAINST IT WITHOUT PRIOR HEARING, IN FAVOR OF THE BANK OR THE ISSUER FOR AND IN THE AMOUNT EQUAL TO SUCH OF THE OBLIGATIONS OF THE BORROWER WHICH HAVE BEEN DUE AND PAYABLE UNDER THE PROVISIONS OF THIS NOTE, PLUS

INTEREST ACCRUED AND UNPAID THEREON, ALL OTHER AMOUNTS THEN DUE AND PAYABLE HEREUNDER, COSTS OF SUIT AND AN ATTORNEY'S FEE IN AN AMOUNT EQUAL TO FIFTEEN PERCENT (15%) OF SUCH OBLIGATIONS PLUS ALL ACCRUED AND UNPAID INTEREST THEREON, PROVIDED, HOWEVER, (A) IF THE ACTUAL ATTORNEY'S FEES INCURRED BY THE BANK OR THE ISSUER ARE LESS THAN 15% OF SUCH OBLIGATION (PLUS ALL ACCRUED AND UNPAID INTEREST THEREON), THE BANK OR THE ISSUER WILL REFUND (TO THE EXTENT ACTUALLY COLLECTED) TO THE BORROWER AN AMOUNT EQUAL TO THE DIFFERENCE BETWEEN 15% OF SUCH OBLIGATION (PLUS ALL ACCRUED AND UNPAID INTEREST THEREON) AND THE AMOUNT OF SUCH ACTUAL ATTORNEY'S FEES (AFTER ALL OF SUCH OBLIGATIONS HAVE BEEN PAID IN
FULL), OR (B) IF THE ACTUAL ATTORNEY'S FEES INCURRED BY THE BANK OR THE ISSUER OR OTHER HOLDER HEREOF EXCEED 15% OF SUCH OBLIGATIONS (PLUS ALL ACCRUED AND UNPAID INTEREST THEREON, WHETHER BY REASON OF JUDGMENT BEING CONTESTED OR OTHERWISE, THE BORROWER WILL PAY TO THE BANK OR THE ISSUER ON DEMAND THE AMOUNT OF ANY SUCH EXCESS. THE AUTHORITY AND POWER TO APPEAR FOR AND ENTER JUDGMENT AGAINST THE BORROWER SHALL NOT BE EXHAUSTED BY ONE OR MORE EXERCISE THEREOF, OR BY ANY IMPERFECT EXERCISE THEREOF, AND SHALL NOT BE EXTINGUISHED BY ANY JUDGMENT ENTERED PURSUANT THERETO. SUCH AUTHORITY AND POWER MAY BE EXERCISED ON ONE OR MORE OCCASIONS, FROM TIME TO TIME, IN THE SAME OR DIFFERENT JURISDICTIONS. AS OFTEN AS THE BANK OR THE ISSUER SHALL DEEM NECESSARY OR DESIRABLE, FOR ALL OF WHICH THIS NOTE SHALL BE A SUFFICIENT WARRANT.

         The Borrower hereby promises to pay all costs of collection, including reasonable attorneys' fees and disbursements, without regard to any statutory presumption, in the case of a default under this Note or the Loan Agreement. The Borrower hereby waives presentment, protest and notice of protest or dishonor.

         This Note shall be construed in accordance with the laws of the State of Maryland.

         IN WITNESS WHEREOF, the Borrower has caused this instrument to be executed in its corporate name by its duly authorized officers and its corporate seal to be affixed hereto all as of the date first above written.


                                         ALCORE, INC.
ATTEST:

____________________                     By: __________________________________
Secretary                                    Edward A. Kiley, President

(CORPORATE SEAL)

                                  ENDORSEMENT

         Pay to the order of First Union National Bank of Virginia, as Trustee for the benefit of the Bondholders under the Trust Indenture dated as of May 1, 1997, between the Issuer, the Trustee and Branch Banking and Trust Company, as Credit Facility Trustee, without recourse. This endorsement is given and made without any warranty as to the authority and genuineness of the signature of the maker of the foregoing Promissory Note.

         This the ______ day of May, 1997.

                                          MARYLAND INDUSTRIAL DEVELOPMENT
                                          FINANCING AUTHORITY


                                          By:   _______________________________
                                                Thomas H. Mullaney, Chairman